UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported in our Current Report on Form 8-K filed on January 28, 2010 and May 4, 2010, we, through G&E HC REIT II Highlands Ranch Medical Pavilion, LLC, our wholly owned subsidiary, or G&E HC REIT II Highlands Ranch Medical Pavilion, entered into a purchase and sale agreement, or the Purchase Agreement, on January 26, 2010, with HRMED, LLC, an unaffiliated third party, or the Seller, and one amendment to the Purchase Agreement on April 28, 2010 with the Seller and William Scott Reichenberg and Neil Littmann, or the Seller Indemnitors, unaffiliated third parties, for the purchase of the Highlands Ranch Medical Pavilion, located in Highlands Ranch, Colorado, or the Highlands Ranch property, for a purchase price of $8,400,000, plus closing costs.

On April 30, 2010, we acquired the Highlands Ranch property from the Seller for a purchase price of $8,400,000, plus closing costs. We financed a portion of the purchase price of the property through our assumption of a $4,969,000 secured loan with Wells Fargo Bank, N.A., as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1, or the Lender, which has an outstanding principal balance of $4,443,000, or the Loan. We financed the remaining balance of the purchase price using cash proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of $231,000, or 2.75% of the purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2010, we and G&E HC REIT II Highlands Ranch Medical Pavilion, the Seller and the Seller Indemnitors entered into a consent and assumption agreement, or the Loan Assumption Agreement, with the Lender whereby we agreed to assume all liabilities and obligations under the loan documents with executed between the Seller, the Seller Indemnitors and the Lender. The Loan is evidenced by a promissory note in the original principal amount of $4,969,000 and secured by a deed of trust and security agreement, an assignment of rents, an indemnity and guaranty agreement and a hazardous substances indemnity agreement, or the Seller Loan Documents.

Pursuant to the Loan Assumption Agreement, the Lender consented to: (a) our acquisition of the Highlands Ranch property; (b) our assumption of the Loan between the Seller and the Lender; (c) the release of the Seller from all liabilities and obligations under the Seller Loan documents, except for any act or omission prior to the transfer of the property to us; (d) the release of the Seller Indemnitors from their liability and obligation under the Seller Loan documents, except for any act or omission prior to the transfer of the property to us; and (e) our assumption of all liabilities and obligations under the Seller Loan documents, including any act or omission of the Seller or the Seller Indemnitors prior to the transfer of the property to us. However, pursuant to the amendment to the Purchase Agreement, the Seller and the Seller Indemnitors have represented that they are not in default under the Seller Loan documents and have agreed to indemnify us for any liabilities, liens, claims, damages, costs, expenses, suits or judgments incurred by us arising from any breach of the foregoing representations until December 31, 2010.

In addition, the Loan Assumption Agreement provided for: (a) the establishment of a repair and remediation reserve with the Lender in the amount of 125% of the estimated costs of repairs, which amount is $8,750; (b) the establishment of a replacement reserve with the Lender in an amount equal to $1,230 per month in order to pay any costs or expenses related to repairs performed at the property; and (c) certain conditions precedent to closing, including: (i) our compliance with the impound and reserve funds provisions of the Seller Loan documents; (ii) our conveyance of a fee simple title to the property to the Lender; (iii) a requirement that all property taxes due and payable for the property are current as of the closing date; and (iv) the delivery of certain documents and legal opinions to effectuate the transfer of the property. The Loan Assumption Agreement also amended the Seller Loan documents by: (a) increasing the tenant improvement and leasing commission reserve, or the TILC reserve, from $3,600 per month to $6,084 per month; (b) eliminating the consent of or notice to the Lender in relation to the transfer or issuance of any securities to our affiliates which are publicly traded on a national exchange and mergers between us and our affiliates subject to certain restrictions contained therein; and (c) modifying our covenant to provide certain financial statements to the Lender whereby we agreed to provide quarterly operating statements for the property within 30 days after the end of each fiscal quarter and the Lender agreed to permit us to provide our annual consolidated financial statements in lieu of the annual financial statements of Grubb & Ellis Healthcare REIT II Holdings, LP, our operating partnership.

The Loan matures on November 11, 2012 and bears interests at a fixed rate of 5.88% per annum. The Seller Loan Documents provide for: (a) payment of equal monthly principal and interest installments of $29,407.91 due on the 11th day of each month through the maturity date; (b) a default interest rate of 10.88% per annum for so long as any default exists; (c) a late fee of 5.0% of the amount of the overdue payment; (d) prepayment in whole, but not in part, any time after the date that is the earlier of the third anniversary of the "startup day," as defined in the Seller Loan documents or four years from the date of the original promissory note; provided that, written notice of prepayment is received by the Lender not more than 60 days and not less than 30 days prior to such prepayment and prepayment is made by the 11th day of month in which it is paid. If prepayment occurs on or prior to the date that is three months prior to the maturity date, the Lender shall be paid a prepayment fee in the amount of the required yield maintenance, as defined in the Seller Loan documents; (e) an agreement that all insurance proceeds and condemnation awards on the property shall be assigned and paid to the Lender subject to certain conditions pursuant to the Seller Loan documents and the Lender may elect, in its absolute discretion, to accelerate the maturity of the Loan if we fail to comply with such conditions; and (f) the establishment certain reserve accounts including a tax and impound account and the TILC reserve, as amended by the Loan Assumption Agreement.

On April 30, 2010, we, through G&E HC REIT II Highlands Ranch Medical Pavilion, and Grubb & Ellis Equity Advisors, Property Management, Inc., our property manager and a wholly owned subsidiary of Grubb & Ellis Company, our sponsor, entered in to an assignment of management agreement and subordination of management fees agreement, or the Assignment Agreement, with the Seller. Pursuant to the Assignment Agreement, we and our property manager have agreed that all rights and interests arising from a property management agreement, including the property manager’s right to receive a property management fee and all rents or revenues generated from the property, are subordinate to the operating expenses of the property and the terms of the Seller Loan Documents. We have also agreed to assign all of our rights, title and interest in and to a property management agreement to the Lender as further security for the Loan whereby such assignment shall be become an automatically unconditional assignment, at the Lender’s option, in the event of a default by us under the Seller’s Loan Documents. The Seller Loan documents and the Loan Assumption Agreement contain customary representations, warranties, covenants and indemnities including certain additional environmental covenants and indemnifications.

The material terms the Loan Assumption Agreement, the Assignment Agreement and the Seller Loan Documents are qualified in their entirety by the agreements attached as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 6, 2010, we issued a press release announcing the acquisition of the Highlands Ranch property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Consent and Assumption Agreement between G&E HC REIT II Highlands Ranch Medical Pavilion, LLC, Grubb & Ellis Healthcare REIT II, Inc., HRMED, LLC, William Scott Reichenberg, Neil Littmann and Wells Fargo Bank, N.A. (f/k/a wells fargo bank minnesota, n.a.), as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1, whose master servicer is Midland Loan Services, Inc., dated April 30, 2010

10.2 Assignment of Management Agreement and Subordination of Management Fees between G&E HC REIT II Highlands Ranch Medical Pavilion, LLC, Grubb & Ellis Healthcare REIT II, Inc., to Wells Fargo Bank, N.A. (f/k/a wells fargo bank minnesota, n.a.), as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1, whose master servicer is Midland Loan Services, Inc., and consented to by Grubb & Ellis Equity Advisors, Property Management, Inc., dated April 30, 2010

10.3 Promissory Note between HRMED, LLC and Column Financial, Inc., dated as of October 18, 2002

10.4 Deed of Trust and Security Agreement entered into by HRMED, LLC for the benefit of Column Financial, Inc., dated October 18, 2002

10.5 Assignment of Leases and Rents by HRMED, LLC and Column Financial, Inc., dated October 17, 2002 and effective as of October 18, 2002

10.6 Indemnity and Guaranty Agreement between William Scott Reichenberg and Neil Littman and Column Financial, Inc., dated as of October 18, 2002

10.7 Hazardous Substances Indemnity Agreement between HRMED, LLC between William Scott Reichenberg and Neil Littman and Column Financial, Inc., dated as of October 18, 2002

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated May 6, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

May 6, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Consent and Assumption Agreement between G&E HC REIT II Highlands Ranch Medical Pavilion, LLC, Grubb & Ellis Healthcare REIT II, Inc., HRMED, LLC, William Scott Reichenberg, Neil Littmann and Wells Fargo Bank, N.A. (f/k/a wells fargo bank minnesota, n.a.), as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1, whose master servicer is Midland Loan Services, Inc., dated April 30, 2010
10.2	Assignment of Management Agreement and Subordination of Management Fees between G&E HC REIT II Highlands Ranch Medical Pavilion, LLC, Grubb & Ellis Healthcare REIT II, Inc., to Wells Fargo Bank, N.A. (f/k/a wells fargo bank minnesota, n.a.), as Trustee for the Registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2003-CPN1, whose master servicer is Midland Loan Services, Inc., and consented to by Grubb & Ellis Equity Advisors, Property Management, Inc., dated April 30, 2010
10.3	Promissory Note between HRMED, LLC and Column Financial, Inc., dated as of October 18, 2002
10.4	Deed of Trust and Security Agreement entered into by HRMED, LLC for the benefit of Column Financial, Inc., dated October 18, 2002
10.5	Assignment of Leases and Rents by HRMED, LLC and Column Financial, Inc., dated October 17, 2002 and effective as of October 18, 2002
10.6	Indemnity and Guaranty Agreement between William Scott Reichenberg and Neil Littmann and Column Financial, Inc., dated as of October 18, 2002
10.7	Hazardous Substances Indemnity Agreement between HRMED, LLC between William Scott Reichenberg and Neil Littmann and Column Financial, Inc., dated as of October 18, 2002
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated May 6, 2010